SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): January 20, 2000



                              THE FINOVA GROUP INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                    1-11011                     86-0695381
----------------------------       ------------              -------------------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
       of Incorporation)           File Number)              Identification No.)



4800 NORTH SCOTTSDALE ROAD, SCOTTSDALE, ARIZONA                  85251-7623
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: 480/636-4800

ITEM 5. OTHER EVENTS.

A. On January 20, 2000, The FINOVA Group Inc. announced revenues, net income and selected financial data and ratios for the fourth quarter and year ended December 31, 1999 (unaudited).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits:


         Exhibits                          Title
         --------                          -----

            99 Press Release, issued by The FINOVA Group Inc., dated January 20, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  THE FINOVA GROUP INC..

                                  (Registrant)


Dated:  January 20, 2000          By /s/ Bruno A. Marszowski
                                  ----------------------------------------------
                                  Bruno A. Marszowski, Senior Vice President,
                                  Chief Financial Officer and Controller
                                  Principal Financial Officer/Authorized Officer